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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) December 28, 2001
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                              Global Crossing Ltd.
               (Exact Name of Registrant as Specified in Charter)

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          Bermuda                      001-16201                98-0189783
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
     of Incorporation)                                      Identification No.)


Wessex House, 45 Reid Street, Hamilton Bermuda                      HM12
   (Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code (441) 296-8600
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Item 5.  Other Events.

         On December 28, 2001, Global Crossing Ltd. issued a press release announcing that it had received a waiver from the lenders under its bank credit facility with respect to compliance with certain of the provisions contained in the credit agreement relating to that facility. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         99.1     Global Crossing Ltd. Press Release, dated December 28, 2001


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL CROSSING LTD.



                                   By: /s/  Dan J. Cohrs
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                                   Name:   Dan J. Cohrs
                                   Title:  Executive Vice President and
                                           Chief Financial Officer

Dated:  December 28, 2001



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                                  EXHIBIT INDEX


Exhibit No.                                  Description
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   99.1         Global Crossing Ltd. Press Release, dated December 28, 2001